Exhibit 99.2 BCP Investment Corporation Q3 2026 Earnings Presentation November 12, 2026

Important Information Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements. The matters discussed in this presentation, as well as in future oral and written statements by management of BCP Investment Corporation (“BCIC” or the “Company”), that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments, our contractual arrangements and relationships with third parties, the ability of our portfolio companies to achieve their objectives, the ability of the Company’s investment adviser to attract and retain highly talented professionals, our ability to maintain our qualification as a regulated investment company and as a business development company, our compliance with covenants under our borrowing arrangements, and the future liquidity of the Company. We generally identify forward-looking statements by terminology such as may, will, should, expects, plans, anticipates, could, intends, target, projects, “outlook,” contemplates, believes, estimates, predicts, potential or continue or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed agreement and plan of merger (the “Merger Agreement”) between the Company, Investcorp Credit Management BDC, Inc., a Maryland corporation (“ICMB”), and Aria Acquisition Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of the Company may not be satisfied or waived, on a timely basis or otherwise, including the required approval by the stockholders of ICMB may not be obtained; (2) the risk that the Mergers or other transactions contemplated by the Merger Agreement (the Mergers ) may not be completed in the time frame expected by ICMB and BCIC or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) uncertainty with respect to the trading levels of shares of the combined company’s common stock on NASDAQ; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of ICMB and BCIC; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in achieving synergies and cost savings of the combined company; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Merger Agreement; (11) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated Mergers or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in laws or regulations or interpretations of current laws and regulations that would impact BCIC’s classification as a business development company; and (14) changes in general economic and/or industry specific conditions. Some of these factors are enumerated in the filings ICMB and BCIC have made with the Securities and Exchange Commission (the “SEC”), and will be contained in the materials ICMB and BCIC will file with the SEC in connection with the proposed transactions under the Merger Agreement, including BCIC’s registration statement on Form N-14 (the “Registration Statement”), which will include ICMB’s proxy statement on Schedule 14A that also constitutes a prospectus of BCIC (the “Proxy Statement/Prospectus”). Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, neither ICMB nor BCIC undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or development, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Forward-looking statements are subject to change at any time based upon economic, market or other conditions. More information on these risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein, is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed quarterly report on Form 10-Q and annual report on Form 10-K, as well as in subsequent filings. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the SEC. 2

Important Information Additional Information and Where to Find It In connection with the Mergers, BCIC plans to file with the SEC the Registration Statement that will include the Proxy Statement/Prospectus. After the Registration Statement is declared effective by the SEC, ICMB will mail the Proxy Statement/Prospectus to its stockholders. The Proxy Statement/Prospectus and Registration Statement will each contain important information about BCIC, ICMB, the Mergers and related matters. STOCKHOLDERS OF ICMB AND BCIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BCIC, ICMB, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documentation filed with the SEC free of charge at the SEC's website, http://www.sec.gov and for documents filed by BCIC, from BCIC's website at https://www.bcpinvestmentcorporation.com and for documents filed by ICMB, from ICMB's website at https://www.icmbdc.com. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release. Participation in the Solicitation ICMB, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of ICMB in connection with the Mergers. Information about the directors and executive officers of ICMB is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed by ICMB with the SEC on March 31, 2026 and its proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on November 10, 2025. Additional information regarding the directors and executive officers of ICMB will be contained in the Proxy Statement/Prospectus when it becomes available. These documents may be obtained free of charge from the sources indicated above. No Offer or Solicitation The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposals included in the Proxy Statement/Prospectus or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. 3

Quarterly Highlights

BCP Investment Corporation

Third Quarter 2026

Key Financial Metrics

- **Investment income of $13.9 million** for the third quarter, as compared to $15.2 million for the second quarter of 2026 and $18.9 million for the third quarter of 2025.
- **Core investment income[1] of $12.2 million** for the third quarter, as compared to $12.9 million for the second quarter of 2026 and $15.3 million for the third quarter of 2025.
- **Net investment income of $4.6 million ($0.37 per share)** for the quarter, compared to $5.5 million ($0.45 per share) for the second quarter of 2026 and $8.8 million ($0.71 per share) for the third quarter of 2025.
- **Net asset value (NAV) was $162.7 million ($13.13 per share)**, as of 9/30/26 compared to $179.5 million ($14.49 per share) as of 6/30/26 and $209.2 million ($16.68 per share) as of 12/31/25.
- **Declared a regular monthly base distribution of $0.09 per share** of common stock for each of January, February and March 2027. The January 2027 distribution is payable on January 29, 2027, to stockholders of record at the close of business on January 15, 2027. The February 2027 distribution is payable on March 2, 2027, to stockholders of record at the close of business on February 16, 2027. The March 2027 distribution is payable on March 30, 2027, to stockholders of record at the close of business on March 15, 2027.

Portfolio & Investment Activity

- **Investment portfolio at fair value as of 9/30/26, was $434.2 million**, comprised of 105 portfolio companies. Our debt investment portfolio, excluding our investments in the CLO Funds, equities and Joint Ventures, totaled $335.7 million at fair value as of 9/30/26, spread across 32 industries and 68 portfolio companies with an average par balance per investment of approximately $3.1 million. This compares to a total investment portfolio at fair value as of 6/30/26 of $452.7 million, across 107 portfolio companies. Our debt investment portfolio totaled $349.7 million at fair value as of 6/30/26, spread across 33 industries and 71 portfolio companies, with an average par balance per investment of approximately $3.2 million.
- **Deployments of approximately $3.1 million and repayments and sales of approximately $8.9 million**, resulting in net repayments and sales of approximately $5.8 million for the third quarter.
- Weighted average annualized yield, excluding income from non-accruals and CLOs, was approximately 12.1% as of 9/30/26.
- **Debt investments on non-accrual as of 9/30/26, were 10 attributable to 7 portfolio companies**, representing 2.8% and 6.0% of the Company's investment portfolio at fair value and amortized cost, respectively. This compares to 11 debt investments attributable to 7 portfolio companies, representing 3.1% and 5.7% as of June 30, 2026. For a subset of the non-accrual population, the Company continues to recognize interest income on a cash basis (i.e., only when cash payments are actually received).

Liquidity & Capital Resources

- **Par value of outstanding borrowings**, as of 9/30/26, was $282.4 million, which compares to $286.1 million as of 6/30/26, with an asset coverage ratio of 157% as of 9/30/26 compared to 162% as of 6/30/26. Gross and net leverage as of September 30, 2026, were approximately 1.7x and 1.7x[2], compared to 1.6x and 1.6x[2], respectively, as of June 30, 2026. On August 6, 2026, the Company executed an amendment to increase the KeyBank Credit Facility from $75.0 million to $150.0 million. All outstanding advances and other amounts then due under the senior secured revolving credit facility with JPMorgan (the " Revolving Credit Facility") were repaid in full with proceeds of borrowings under the KeyBank Credit Facility. Following such repayment, the financing commitments under the Revolving Credit Facility were terminated and the related security interests were released.
- **Additional 2029 Notes,** issued on September 2, 2026, totaled $10.0 million, and were issued on the same terms as the existing $50.0 million of 7.50% Notes due 2029, bringing total 2029 Notes outstanding to $60.0 million.

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP ("GAAP"), less the impact of purchase price discount accounting in connection with the Garrison Capital Inc. ("GARS"), Harvest Capital Credit Corporation ("HCAP"), and Logan Ridge Finance Corporation ("LRFC") mergers. The Company believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corporation's financial performance.

(2) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. BCP Investment Corp. believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company's financial condition net of $5.9 million and $7.7 million of cash and cash equivalents and restricted cash as of September 30, 2026 and June 30, 2026, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corporation's financial condition.

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Quarterly Highlights Recent Milestones & Upcoming Initiatives Announced Agreement to Acquire ICMB ▪ On November 11, 2026, the Company entered into an agreement to acquire ICMB at 90% of NAV, which is expected to be accretive for ICMB and BCIC shareholders. KeyBank Amendment and JPM Revolving Credit Facility Repayment & Termination ▪ On August 6, 2026, Capitala Business Lending, LLC ( CBL ), a wholly owned subsidiary of the Company, entered into a Sixth Amendment to its senior secured revolving credit facility with KeyBank National Association (“KeyBank”). The Sixth Amendment reduces the applicable margin during the reinvestment period from 2.80% to 2.50% per annum and during the amortization period from 3.20% to 3.00% per annum; extends the termination date of the reinvestment period from August 21, 2027 to August 6, 2029; extends the maturity date from August 21, 2029 to August 6, 2031; increases the facility amount from $75.0 million to $150.0 million; and continues to provide an uncommitted accordion feature permitting an increase to up to $200.0 million. The Sixth Amendment also amends the borrowing base provisions to permit certain participation interests acquired in connection with Recently the refinancing to be included as eligible collateral. ▪ Concurrent with the consummation of the Sixth Amendment, Great Lakes Portman Ridge Funding LLC (“GLPRF LLC”), a direct, wholly owned subsidiary Completed of the Company, transferred certain portfolio investment assets to CBL, and proceeds of borrowings under the amended KeyBank Credit Facility were Milestones used to repay in full all outstanding advances and other amounts then due under the Revolving Credit Facility. Following such repayment, the financing commitments under the Revolving Credit Facility were terminated and the related security interests were released. Note Offering: ▪ On March 20, 2026, the Company entered into a note purchase agreement for the issuance and sale of $50.0 million aggregate principal amount of 7.50% notes due 2029 (the “2029 Notes”) under an effective shelf registration statement. The offering closed on March 24, 2026. On April 27, 2026, the Company used the proceeds to redeem $40.0 million of its 2026 Notes at par plus a make-whole premium. On September 2, 2026, the Company issued an additional $10.0 million aggregate principal amount of the 2029 Notes. At September 30, 2026, $60.0 million of the 2029 Notes and $10.0 million of the 2026 Notes were outstanding. ▪ On September 3, 2026, the Company notified the Trustee of its election to redeem the remaining $10.0 million aggregate principal amount outstanding of its 2026 Notes pursuant to the terms of the Base Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture. On October 3, 2026, the 2026 Notes were redeemed at par plus accrued interest. 5

Financial Highlights

BCP Investment Corporation

(Dollar amounts in thousands)	For the Three Months Ended September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Total Investment Income	$18,940	$17,464	$17,598	$15,165	$13,890
Less: Purchase discount accretion	(3,618)	(3,261)	(2,776)	(2,227)	(1,657)
Core investment income[(1)]	**15,322**	**14,203**	**14,822**	**12,938**	**12,233**
Total Expenses	**10,280**	**10,077**	**10,708**	**9,647**	**9,310**
Incentive fee waiver	(188)	—	—	—	—
Total Net Expenses	**10,092**	**10,077**	**10,708**	**9,647**	**9,310**
Net Investment Income	**8,848**	**7,387**	**6,890**	**5,518**	**4,580**
Less: Purchase discount accretion	(3,618)	(3,261)	(2,776)	(2,227)	(1,657)
Core net investment income[(2)]	**5,230**	**4,126**	**4,114**	**3,291**	**2,923**
Net realized gain (loss) on investments	(2,678)	(2,745)	(2,022)	(10,482)	(8,880)
Net change in unrealized appreciation (depreciation) on investments	15,525	(11,703)	(14,638)	(4,734)	(8,465)
Tax (provision) benefit on realized and unrealized gains (losses) on investments	1,935	(115)	(403)	184	(190)
Net realized gain (loss) on extinguishment of debt	—	(362)	—	(360)	(532)
Add: Purchase discount accretion	3,618	3,261	2,776	2,227	1,657
Net increase/(decrease) in net assets resulting from operations	**$23,630**	**($7,538)**	**($10,173)**	**($9,874)**	**($13,487)**

Per Share					
Core Net Investment Income	**$0.42**	**$0.32**	**$0.33**	**$0.27**	**$0.24**
Net Investment Income	**$0.71**	**$0.57**	**$0.55**	**$0.45**	**$0.37**
Net Realized and Unrealized Gain / (Loss) on Investments and Extinguishment of Debt	**$1.02**	**($1.14)**	**($1.34)**	**($1.26)**	**($1.44)**
Net Earnings	**$1.88**	**($0.58)**	**($0.82)**	**($0.80)**	**($1.09)**
Distributions declared	**$0.49**	**$0.47**	**$0.32**	**$0.30**	**$0.27**
Net Asset Value	**$17.55**	**$16.68**	**$15.60**	**$14.49**	**$13.13**

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. BCP Investment Corporation believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

(2) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. This measure also reflects the effect of merger-related accretion on expenses, specifically the add-back of incentive fees associated with the removal of purchase discounts. The Company believes presenting core net investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

6

Repayment Activity Over the last three years, BCIC has experienced an average of ~$0.2 million in income related to repayment / prepayment activity. Paydown Income by Quarter ($ in 000s) 1,000 900 800 700 600 500 400 Quarterly Average: $248 300 200 100 $29 - Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 (1) Core Paydown Income is a non-GAAP financial measure defined as accelerated accretion of discount on debt investments resulting from repayment or prepayment events (excluding accelerated accretion of purchase discount, which is included in total investment income under GAAP). Management presents Core Paydown Income separately to enable investors to assess the impact of portfolio repayment and turnover activity on total investment income in a given period, as these amounts are episodic and event-driven rather than recurring components of coupon income. Core Paydown Income should not be viewed as a substitute for any GAAP measure of investment income. The calculation may not be comparable to similarly titled measures of other companies. 7

Core Earnings Analysis

BCP Investment Corporation

	For the Three Months Ended				
(Dollar amounts in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Interest Income:					
Non-controlled/non-affiliated investments	$13,295	$13,146	$11,344	$10,744	$9,696
Non-controlled affiliated investments	1,434	1,530	1,474	640	911
Total interest income	**14,729**	**14,676**	**12,818**	**11,384**	**10,607**
Payment-in-kind income:					
Non-controlled/non-affiliated investments	2,507	2,023	3,129	1,968	1,831
Non-controlled affiliated investments	198	285	293	393	226
Total payment-in-kind income	**2,705**	**2,308**	**3,422**	**2,361**	**2,057**
Dividend income:					
Non-controlled affiliated investments	1,500	197	1,047	1,342	1,081
Total dividend income	**1,500**	**197**	**1,047**	**1,342**	**1,081**
Fees and other income:					
Non-controlled/non-affiliated investments	6	283	237	32	71
Non-controlled affiliated investments	—	—	74	46	74
Total fees and other income	**6**	**283**	**311**	**78**	**145**
Reported Investment Income	**$18,940**	**$17,464**	**$17,598**	**$15,165**	**$13,890**
Less: Purchase discount accounting	(3,618)	(3,261)	(2,776)	(2,227)	(1,657)
Core Investment Income[(1)]	**$15,322**	**$14,203**	**$14,822**	**$12,938**	**$12,233**
Reported					
Net Investment Income	$8,848	$7,387	$6,890	$5,518	$4,580
NII Per Share	***$0.71***	***$0.57***	***$0.55***	***$0.45***	***$0.37***
Core					
Net Investment Income[(2)]	$5,230	$4,126	$4,114	$3,291	$2,923
NII Per Share	***$0.42***	***$0.32***	***$0.33***	***$0.27***	***$0.24***

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. BCP Investment Corporation believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

(2) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. This measure also reflects the effect of merger-related accretion on expenses, specifically the add-back of incentive fees associated with the removal of purchase discounts. The Company believes presenting core net investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

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Net Asset Value Roll Forward

BCP Investment Corporation

	For the Three Months Ended				
(Dollar amounts in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
NAV, Beginning of Period	**$164,729**	**$231,304**	**$209,156**	**$193,005**	**$179,462**
Net Investment Income	8,848	7,387	6,890	5,518	4,580
Realized Gains (Losses) from Investment transactions	(2,678)	(2,745)	(2,022)	(10,482)	(8,880)
Net change in unrealized appreciation (depreciation) on investments	15,525	(11,703)	(14,638)	(4,734)	(8,465)
Tax (provision) benefit on realized and unrealized gains (losses) on investments	1,935	(115)	(403)	184	(190)
Realized Gains (Losses) from extinguishments of debt	—	(362)	—	(360)	(532)
Net Decrease in Assets Resulting from Distributions	(6,464)	(6,141)	(3,958)	(3,714)	(3,343)
Stock Repurchases	(250)	(9,006)	(2,064)	—	—
Distribution Reinvestment Plan	63	63	44	45	42
Issuance of common shares[1]	49,596	474	—	—	—
NAV, End of Period	**$231,304**	**$209,156**	**$193,005**	**$179,462**	**$162,674**

Leverage and Asset Coverage					
Gross Leverage	1.4x	1.5x	1.8x	1.6x	1.7x
Net Leverage[2]	1.3x	1.4x	1.5x	1.6x	1.7x
Asset Coverage	171%	167%	156%	162%	157%

(1) Issuance of common shares were in connection with the LRFC Acquisition in the period ended September 30, 2025. Issuance of common shares were in connection with the conversion of a portion of the 2032 Convertible Notes in the period ended December 31, 2025.

(2) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. BCP Investment Corp. believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company's financial condition net of $5.9 million, $7.7 million, $58.0 million, $12.5 million, and $17.4 million of cash and cash equivalents and restricted cash as of September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025, and September 30, 2025, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corp's financial condition.

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BCIC Portfolio Composition As of September 30, 2026 (3) Key Statistics Diversification by Borrower 6.0% Top 5 Borrowers 5.2% 22.2% Key Statistics Borrower 1 4.3% Total Investments at Fair Value $434.2 million Borrower 2 3.4% (1) Borrower 3 3.3% 37.0% Weighted Average Annualized Yield on Investments 12.1% Borrower 4 Number of Debt + Equity Portfolio Companies 97 Borrower 5 14.0% Number of Industries 40 Next 6-10 Investments Average Debt Position Size $3.1 million Next 11-25 Investments Non-Accrual Investments (Cost / Fair Value) 6.0% / 2.8% Remainder 26.8% (2) (3) Asset Mix Industry Diversification Health Care Providers & Services 6.3% Software 17.3% 10.1% Financial Services 25.1% First Lien Debt IT Services 9.1% Second Lien Debt Commercial Services & Supplies 14.2% Equity Securities Aerospace & Defense 2.5% 3.0% Subordinated Debt Media 3.1% Leisure Products 3.7% 11.3% 74.5% Textiles, Apparel & Luxury Goods 3.9% 6.3% 9.6% Food Products (1) Calculated based on the Debt Securities Portfolio excluding income from non-accruals and collateralized loan obligations. Excluding the impact of the Remainder purchase discount from the LRFC Acquisition, the weighted average annualized yield (excluding income from non-accruals and collateralized loan obligations) was approximately 9.9% as of 9/30/26. 10 (2) Shown as % of debt and equity investments at fair market value. (3) As of September 30, 2026. Figures shown do not include CLO Funds, Joint Ventures, and Derivatives.

Portfolio Trends[(1)(2)]

BCP Investment Corporation

As of September 30, 2026

	As of				
(Dollar amounts in thousands)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Portfolio Sourcing (at Fair Value):					
BC Partners	$425,230	$391,331	$373,138	$349,632	$339,816
Legacy KCAP	14,028	13,925	12,638	9,911	8,911
Legacy OHAI	0	0	0	0	0
Legacy GARS	50,484	47,947	42,581	45,057	40,924
Legacy HCAP[(3)]	6,680	6,720	6,615	5,563	5,453
Legacy LRFC[(4)]	43,279	41,052	41,916	42,578	39,139
Portfolio Summary:					
Total portfolio, at fair value	**$539,701**	**$500,975**	**$476,888**	**$452,741**	**$434,243**
Total number of debt portfolio companies / Total number of investments[(5)]	79 / 213	74 / 205	72 / 208	71 / 206	68 / 203
Weighted Avg EBITDA of debt portfolio companies[(8)]	$137,956	$139,606	$68,362	$66,632	$74,176
Average size of debt portfolio company investment, at fair value	$3,186	$3,481	$3,324	$3,171	$3,148
Weighted avg first lien / total leverage ratio (net) of debt portfolio	5.2x / 5.8x	5.3x / 6.0x	5.6x / 6.2x	5.2x / 6.2x	5.2x / 5.5x
Portfolio Yields and Spreads:					
Weighted average yield on debt investments at par value[(6)]	13.8%	12.9%	12.8%	12.0%	12.1%
Average Spread to SOFR	673 bps	670 bps	650 bps	675 bps	670 bps
Portfolio Activity:					
Beginning balance	**$395,109**	**$539,701**	**$500,975**	**$476,888**	**$452,741**
Purchases / draws[(7)(9)]	170,949	16,303	16,161	23,606	5,223
Exits / repayments	(43,828)	(44,774)	(28,322)	(34,774)	(8,984)
Gains / (losses) / accretion	17,471	(10,255)	(11,926)	(12,979)	(14,737)
Ending Balance	**$539,701**	**$500,975**	**$476,888**	**$452,741**	**$434,243**

(1) For comparability purposes, portfolio trends metrics exclude short-term investments and derivatives.
(2) Excludes select investments where the metric is not applicable, appropriate or data is unavailable for the underlying statistic analyzed.
(3) Includes assets purchased from an affiliate of HCAP's former manager in a separate transaction.
(4) Includes legacy Capitala positions; LRFC assets which were originated by the BC Partners Credit Platform are included in the BC Partners line.
(5) CLO holdings and Joint Ventures are excluded from the investment count.
(6) Represents the weighted average annualized yield on debt investments (excluding income from non-accruals and collateralized loan obligations). Excluding the impact of the purchase discount from the LRFC Acquisition, the weighted average annualized yield (excluding income from non-accruals and collateralized loan obligations) was approximately 9.9% as of 9/30/26, compared to 9.9% as of 6/30/26.
(7) Includes assets acquired in connection with the LRFC Acquisition for the quarter ended September 30, 2025.
(8) Includes portfolio company information for liquid investments as of September 30, 2026. Excluding liquid investments, the weighted average EBITDA of the illiquid debt portfolio companies is approximately $60.2 million, and the weighted average first lien / total leverage ratio (net) of debt portfolio is approximately 5.0x/5.3x. As of June 30, 2026, excluding liquid investments, the weighted average EBITDA of the illiquid debt portfolio companies is approximately $53.9 million, and the weighted average first lien / total leverage ratio (net) of debt portfolio is approximately 5.3x/6.3x.
(9) Includes capitalized paid-in-kind interest.

11

Credit Quality As of September 30, 2026 As of September 30, 2026, ten of the Company’s debt investments, attributable to seven portfolio companies, were on non-accrual status and represented 2.8% and 6.0% of the Company’s investment portfolio at fair value and amortized cost, respectively. For a subset of the non-accrual population, the Company continues to recognize interest income on a cash basis (i.e., only when cash payments are actually received). As of (Dollar amounts in thousands) September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 September 30, 2026 (1) Investment Credit Quality – Internal Rating Performing 94.6% 92.7% 92.8% 92.5% 90.3% Underperforming 5.4% 7.3% 7.2% 7.5% 9.7% Investments on Non-Accrual Status Number of Non-Accrual Investments 10 13 12 11 10 Non-Accrual Investments at Cost $37,198 $40,399 $34,417 $30,361 $31,445 Non-Accrual Investments as a % of Total Cost 6.3% 7.1% 6.2% 5.7% 6.0% Non-Accrual Investments at Fair Value $20,757 $19,997 $12,279 $14,109 $12,225 Non-Accrual Investments as a % of Total Fair Value 3.8% 4.0% 2.6% 3.1% 2.8% (1) Based on fair market value as of the end of the respective period. 12

(1) Portfolio Composition As of September 30, 2026 As of Investment Portfolio (Dollar amounts in thousands) September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 September 30, 2026 First Lien Debt $386,403 $344,126 $321,125 $287,110 $278,099 Second Lien Debt 38,994 42,183 38,495 38,056 34,102 Subordinated Debt 24,832 25,339 24,467 24,562 23,461 Equity Securities 40,793 39,193 45,949 42,411 37,446 Collateralized Loan Obligations 2,179 1,789 1,690 15,542 15,684 Joint Ventures 46,301 48,165 44,967 44,833 45,132 Derivatives 199 180 195 227 319 Ending Balance $539,701 $500,975 $476,888 $452,741 $434,243 As of Investment Portfolio (% of total) September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 September 30, 2026 First Lien Debt 71.6% 68.7% 67.4% 63.4% 64.0% Second Lien Debt 7.2% 8.4% 8.1% 8.4% 7.9% Subordinated Debt 4.6% 5.1% 5.1% 5.4% 5.4% Equity Securities 7.6% 7.8% 9.6% 9.4% 8.6% Collateralized Loan Obligations 0.4% 0.4% 0.4% 3.4% 3.6% Joint Ventures 8.6% 9.6% 9.4% 9.9% 10.4% Derivatives 0.0% 0.0% 0.0% 0.1% 0.1% Total 100.0% 100.0% 100.0% 100.0% 100.0% (1) At fair value at the end of the respective period. 13

Appendix Appendix

Consolidated Statements of Assets and Liabilities As of September 30, 2026 and December 31, 2025 As of (Dollar amounts in thousands) September 30, 2026 December 31, 2025 ASSETS (Unaudited) Non-controlled/non-affiliated investments (amortized cost of $370,767 and $433,213, respectively) $329,550 $409,735 Non-controlled affiliated investments (amortized cost of $114,217 and $90,294, respectively) 97,681 80,585 Controlled affiliated investments (amortized cost of $41,960 and $42,332, respectively) 7,012 10,655 Total Investments at fair value (amortized cost of $526,944 and $565,839, respectively) $434,243 $500,975 Cash and cash equivalents 2,347 3,721 3,583 8,782 Restricted cash Interest receivable 4,436 5,793 Receivable for unsettled trades 1,180 — Dividend receivable 892 845 Other assets 2,781 3,525 Total Assets $449,462 $523,641 LIABILITIES 2026 Notes (net of deferred financing costs and original issue discount of $5 and $312, respectively) 9,995 49,688 2028 Notes (net of deferred financing costs and original issue discount of $641 and $851, respectively) 34,359 34,149 2029 Notes (net of deferred financing costs of $1,034 and $—, respectively) 58,966 — 2030 Notes (net of deferred financing costs and original issue discount of $2,104 and $2,423, respectively) 72,896 72,577 2032 Convertible Notes (net of deferred financing costs and original issue discount of $92 and $102, respectively) 1,908 1,898 Great Lakes Portman Ridge Funding LLC Revolving Credit Facility (net of deferred financing costs of $— and $825, respectively) — 106,804 KeyBank Credit Facility (net of deferred financing costs of $1,752 and $904, respectively) 98,628 41,765 Management and incentive fees payable 1,551 1,865 Accounts payable, accrued expenses and other liabilities 2,280 1,714 Accrued interest payable 6,205 4,025 $286,788 $314,485 Total Liabilities NET ASSETS Common stock, par value $0.01 per share, 20,000,000 common shares authorized; 14,020,769 issued, and 12,387,452 outstanding as of September 30, 2026, and 124 125 14,003,016 issued, and 12,541,858 outstanding as of December 31, 2025 Capital in excess of par value 809,179 811,111 (646,629) (602,080) Total distributable (loss) earnings Total Net Assets $162,674 $209,156 Total Liabilities and Net Assets $449,462 $523,641 NET ASSET VALUE PER COMMON SHARE $13.13 $16.68 15

BCP Investment Corporation

Consolidated Statements of Operations

(Dollar amounts in thousands)	For the Three Months Ended September 30, 2026 (Unaudited)	For the Three Months Ended September 30, 2025 (Unaudited)	For the Nine Months Ended September 30, 2026 (Unaudited)	For the Nine Months Ended September 30, 2025 (Unaudited)
INVESTMENT INCOME				
Interest income:				
Non-controlled/non-affiliated investments	$9,696	$13,295	$31,784	$29,058
Non-controlled affiliated investments	911	1,434	3,025	2,074
Total interest income	$10,607	$14,729	$34,809	$31,132
Payment-in-kind income:				
Non-controlled/non-affiliated investments	1,831	2,507	6,928	7,714
Non-controlled affiliated investments	226	198	912	501
Total payment-in-kind income	$2,057	$2,705	$7,840	$8,215
Dividend income				
Non-controlled affiliated investments	1,081	1,500	3,470	4,130
Total dividend income	$1,081	$1,500	$3,470	$4,130
Fees and other income				
Non-controlled/non-affiliated investments	71	6	340	128
Non-controlled affiliated investments	74	—	194	83
Total fees and other income	$145	$6	$534	$211
Total Investment Income	$13,890	$18,940	$46,653	$43,688
EXPENSES				
Management fees	$1,551	$1,808	$4,885	$4,719
Performance-based incentive fees	—	1,069	873	2,956
Interest & amortization of debt issuance costs	5,560	5,514	17,307	14,042
Professional fees	760	621	2,389	1,476
Administrative services expense	652	505	1,760	1,365
Directors' expense	123	154	369	440
Other general & administrative expenses	664	609	2,082	1,133
Total Expenses	$9,310	$10,280	$29,665	$26,131
Waiver of performance-based incentive fees	—	(188)	—	(188)
Net Expenses	$9,310	$10,092	$29,665	$25,943
Net Investment Income	$4,580	$8,848	$16,988	$17,745
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS				
Net realized gains (losses) from investment transactions:				
Non-controlled/non-affiliated investments	(8,872)	(1,318)	(21,268)	(11,047)
Non-controlled affiliated investments	(8)	(1,360)	(116)	(1,452)
Controlled affiliated investments	—	—	—	(6,192)
Net realized gain (loss) on investments	($8,880)	($2,678)	($21,384)	($18,691)
Net change in unrealized appreciation (depreciation) on investments:				
Non-controlled/non-affiliated investments	(5,994)	12,773	(17,878)	14,662
Non-controlled affiliated investments	(2,654)	3,114	(6,827)	(1,042)
Controlled affiliated investments	91	(362)	(3,271)	4,651
Derivatives	92	—	139	(21)
Net change in unrealized appreciation (depreciation) on investments	($8,465)	$15,525	($27,837)	$18,250
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(190)	1,935	(409)	1,726
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, net of taxes	(17,535)	14,782	(49,630)	1,285
Net realized gains (losses) on extinguishment of debt	(532)	—	(892)	—
Net increase (decrease) in net assets resulting from operations	(13,487)	23,630	(33,534)	19,030
Net increase (decrease) in net assets resulting from operations per common share:				
Net increase (decrease) in net assets per share resulting from operations - Basic	($1.09)	$1.88	($2.70)	$1.84
Weighted average common stock outstanding - Basic	12,383,625	12,549,643	12,398,946	10,337,858
Net increase (decrease) in net assets per share resulting from operations - Diluted	($1.09)	$1.86	($2.70)	$1.83
Weighted average common stock outstanding - Diluted	12,383,625	12,726,646	12,398,946	10,397,936
Net investment income per common share:				
Net investment income (loss) - Basic	$0.37	$0.71	$1.37	$1.72
Net investment income (loss) - Diluted	$0.37	$0.70	$1.37	$1.71

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Financing Profile

Overview of Balance Sheet Financing Facilities

As of September 30, 2026	Principal Amount Committed (in mm)	Principal Amount Outstanding (in mm)	Interest Rate	Maturity Date
2026 Notes[(1)]	$50.0	$10.0	Fixed / 5.25%	October 2026
2028 Notes	35.0	35.0	Fixed / 7.50%	October 2028
2029 Notes	60.0	60.0	Fixed / 7.50%	September 2029
2030 Notes	75.0	75.0	Fixed / 7.75%	October 2030
2032 Convertible Notes	15.0	2.0	Fixed / 5.25%	April 2032
KeyBank Credit Facility[(2)]	150.0	100.4	Floating / SOFR + 2.50%	August 2031
Total / Weighted Average	**$385.0**	**$282.4**	**7.00%**	

Fixed vs. Floating Rate


36%
64%
Fixed Rate
Floating Rate

Undrawn Borrowing Capacity Under the KeyBank Credit Facility (in mm)


$49.6
33%
67%
Undrawn
Drawn

Cash & Cash Equivalents (in mm)


$5.9
40%
60%
Unrestricted Cash
Restricted Cash

(1) On September 3, 2026, the Company notified the Trustee of its election to redeem the remaining $10.0 million aggregate principal amount outstanding of its 2026 Notes pursuant to the terms of the Base Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture. On October 3, 2026, the 2026 Notes were redeemed at par plus accrued interest.

(2) On August 6, 2026, the Company amended its KeyBank Credit Facility, reducing the applicable borrowing spread from 2.80% to 2.50% during the reinvestment period and from 3.20% to 3.00% during the amortization period, extending the reinvestment period to August 2029 and the maturity date to August 2031, and increasing committed capacity under the facility from $75.0 million to $150.0 million. Borrowings under the amended KeyBank Credit Facility were used to repay in full all outstanding advances and other amounts then due under the Company's Revolving Credit Facility with JPMorgan, and the commitments thereunder were terminated.

17

Distribution Information 2026 Dividend Payment Schedule Declaration Date Record Date Payment Date Distribution Type Distribution Per Share 11/5/2026 3/15/2027 3/30/2027 Base $0.09 11/5/2026 2/16/2027 3/2/2027 Base $0.09 11/5/2026 1/15/2027 1/29/2027 Base $0.09 8/6/2026 12/15/2026 12/30/2026 Base $0.09 8/6/2026 11/23/2026 12/4/2026 Base $0.09 8/6/2026 10/15/2026 10/30/2026 Base $0.09 5/7/2026 9/15/2026 9/30/2026 Base $0.09 5/7/2026 8/14/2026 8/31/2026 Base $0.09 5/7/2026 7/15/2026 7/31/2026 Base $0.09 5/7/2026 5/18/2026 5/29/2026 Supplemental $0.03 3/5/2026 6/15/2026 6/30/2026 Base $0.09 3/5/2026 5/15/2026 5/29/2026 Base $0.09 3/5/2026 4/15/2026 4/30/2026 Base $0.09 3/5/2026 3/16/2026 3/27/2026 Base $0.32 Post Merger Historical Dividend Payments Supplemental Distribution Period Base Dividend Per Share Total Distribution Per Share Per Share YTD 2026 Declared $1.13 $0.03 $1.16 Full Year 2025 $1.88 $0.09 $1.97 18

Corporate Information

BCP Investment Corporation

Board of Directors

Ted Goldthorpe
Interested Director and Chairman of the Board

Patrick Schafer
Interested Director

Robert Warshauer
Independent Director

Alex Duka
Independent Director

George Grunebaum
Independent Director

Jennifer Kwon Chou
Independent Director

Dean Kehler
Independent Director

Joseph Morea
Independent Director

Senior Management

Ted Goldthorpe
Chief Executive Officer

Brandon Satoren
Chief Financial Officer

Patrick Schafer
Chief Investment Officer

David Held
Chief Compliance Officer

Common Stock
Nasdaq: BCIC

Corporate Headquarters
650 Madison Avenue - 3rd Floor
New York, NY 10022 USA

Research Coverage

Paul Johnson
Keefe Bruyette & Woods

Erik Zwick
Lucid Capital Markets

Chris Nolan
Ladenburg Thalmann

Mitchel Penn
Oppenheimer & Co.

Transfer Agent

Equiniti Trust Company, LLC

Independent Audit Firm
Deloitte & Touche LLP

Investor Relations
The Equity Group, Inc.
Lena Cati
(212) 836-9611
lena.cati@theequitygroup.com

Val Ferraro
(212) 836-9633
val.ferraro@theequitygroup.com

19